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                                                                    EXHIBIT 23.2
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 2, 2000 except for Note T, for which the date is March 2, 2000, relating to the financial statements and financial statement schedule of ePresence, Inc., which appears in ePresence's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2000